UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 8, 2008

Ameren Corporation (Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	1-14756 (Commission File Number)	43-1723446 (I.R.S. Employer Identification No.)
1901 Chouteau Avenue, St. Louis, Missouri 63103 (Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2008, Ameren Corporation (“Ameren”) issued a press release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2007.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.  The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Item 8.01	Other Events.

In its press release dated February 14, 2008, Ameren disclosed the following unaudited consolidated financial statements:  Statement of Income for the three-months and twelve-months ended December 31, 2007 and December 31, 2006, Statement of Cash Flows for the twelve-months ended December 31, 2007 and December 31, 2006 and Balance Sheet at December 31, 2007 and December 31, 2006.  The foregoing consolidated financial statements are attached as Exhibit 99.2 and Ameren hereby incorporates such consolidated financial statements into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number:	Title:
99.1*	Press release regarding earnings for the year and quarter ended December 31, 2007, issued on February 14, 2008 by Ameren Corporation.
99.2
Ameren Corporation’s Unaudited Statement of Income for the
three-months and twelve-months ended December 31, 2007 and
December 31, 2006, Statement of Cash Flows for the twelve-months ended December 31, 2007 and December 31, 2006 and Balance Sheet
at December 31, 2007 and December 31, 2006.

_____________________
 * Exhibit 99.1 is intended to be deemed furnished rather than filed pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ameren has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Date:  February 14, 2008

Exhibit Index

Exhibit Number:	Title:
99.1*	Press release regarding earnings for the year and quarter ended December 31, 2007, issued on February 14, 2008 by Ameren Corporation.
99.2
Ameren Corporation’s Unaudited Statement of Income
for the three-months and twelve-months ended
December 31, 2007 and December 31, 2006, Statement
of Cash Flows for the twelve-months ended
December 31, 2007 and December 31, 2006 and Balance
Sheet at December 31, 2007 and December 31, 2006.

______________________
* Exhibit 99.1 is intended to be deemed furnished rather than filed pursuant to General Instruction B.2 of Form 8-K.